Q3 2024 RESULTS PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, the effects of any turmoil or negative news in the banking industry, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, any failure to realize the anticipated benefits of the merger transaction when expected or at all; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected conditions, factors or events, potential adverse reactions or changes to business, employee, customer and/or counterparty relationships, including those resulting from the completion of the merger and integration of the companies; and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 09/30/24) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 140 serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York Market capitalization: $2.49 Billion as of 10/23/2024 Balance sheet: $24.0 Billion in Total Assets $18.6 Billion in Net Loans $18.4 Billion in Total Deposits Strong core funding: 236 bps cost of total deposits Efficient operator: 1.98%: Annualized adjusted non- interest expenses / average assets(1) 57.20%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $4.2 Billion AUM Insurance business: Provident Protection Plus, Inc. YTD 2024 revenues $12.9 Million (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS 4 Q3 2024 Financial Highlights $0.36 Diluted EPS 0.95% Adjusted ROAA 8.62% Adjusted ROAE 14.53% Adjusted ROATE Key Metrics Highlights • Adjusting for transaction costs related to the merger with Lakeland, net of tax, the Company's annualized adjusted returns on average assets, average equity and average tangible equity(1) were 0.95%, 8.62% and 14.53% for the quarter ended September 30, 2024, compared to 0.06%, 0.53% and 2.01% for the quarter ended June 30, 2024. • The Company's annualized adjusted pre-tax, pre-provision returns on average assets, average equity and average tangible equity(1) were 1.48%, 13.48% and 19.77% for the quarter ended September 30, 2024, compared to 1.47%, 13.26% and 19.21% for the quarter ended June 30, 2024. • The Company’s loans held for investment totaled $18.79 billion as of September 30, 2024, from $18.76 billion as of June 30, 2024 • The Company's deposits totaled $18.38 billion as of September 30, 2024, from $18.35 billion as of June 30, 2024. • Net interest income increased $42.2 million to $183.7 million for the three months ended September 30, 2024, from $141.5 million for the trailing quarter primarily due to the full quarter impact of net assets acquired from Lakeland, including accretion of purchase accounting adjustments. • Net interest margin increased 10 basis points to 3.31% for the quarter ended September 30, 2024, from 3.21% for the trailing quarter. • As of September 30, 2024, the Company's loan pipeline, consisting of work-in-process and loans approved pending closing, totaled $1.98 billion, with a weighted average interest rate of 7.18%, compared to $1.67 billion, with a weighted average interest rate of 7.53%, as of June 30, 2024. • Wealth Management and Insurance Agency income increased 9.0% and 12.6%, respectively, versus the same period in 2023 • Non-performing loans were 0.47% of total loans as of September 30, 2024, compared to 0.36%, as of June 30, 2024. (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Stable Core Funding Base DEPOSIT COMPOSITION 5 Non-interest bearing deposits 20.4% Interest bearing core deposits 42.2% Municipal deposits 20.4% Certificates of deposit 15.3% Wholesale deposits 1.8% September 30, 2024 Q3 Cost of Interest-Bearing Deposits 2.96% Q3 Total Cost of Deposits 2.36% ($'s in thousands) Reported 9/30/2024 Reported 6/30/2024 $ Variance % Variance Non-interest bearing deposits $ 3,748,176 $ 3,710,840 $ 37,336 1.0% Interest bearing core deposits 7,745,942 7,953,883 (207,941) -2.6% Municipal deposits 3,740,600 3,621,788 118,812 3.3% Certificates of deposit 2,819,724 2,802,043 17,681 0.6% Wholesale deposits 321,743 264,690 57,053 21.6% Total $ 18,376,185 $ 18,353,244 $ 22,941 0.1%

NYSE: PFS Diversified Portfolio of Loans Held for Investment September 30, 2024 6 Residential Mortgage Loans 11% Commercial Mortgage 39% Multi-family Loans 17% Commercial Construction Loans 5% Commercial Loans 25% Consumer Loans 3% LOAN COMPOSITION Q3 2024 Avg Net Loan Yield 6.21% ($'s in thousands) Reported 9/30/2024 Reported 6/30/2024 $ Variance % Variance Mortgage loans: Commercial $ 7,342,456 $ 7,337,742 $ 4,714 0.1% Multi-family 3,226,918 3,189,808 37,110 1.2% Construction 873,509 970,244 (96,735) -10.0% Residential 2,030,790 2,024,027 6,763 0.3% Total mortgage loans $ 13,473,673 $ 13,521,821 $ (48,148) -0.4% Total commercial loans 4,712,482 4,617,232 95,250 2.1% Consumer loans 623,709 626,016 (2,307) -0.4% Total gross loans $ 18,809,864 $ 18,765,069 $ 44,795 0.2%

NYSE: PFS CRE Investment Portfolio by Property type 7 As of 9/30/24 MULTI- FAMILY 31.1% RETAIL 23.6% INDUSTRIAL 18.8% OFFICE 8.6% MIXED USE 8.2% SPECIAL USE 4.9% RESIDENTIAL 3.0% HOTEL 1.2% LAND 0.6% Portfolio Characteristics 10 Largest CRE Loans 4.00% of CRE Investment Portfolio 10 Largest CRE Loans 2.24% of Total Loan Portfolio Average Loan Size Outstanding $2.185 Million Portfolio Concentration Limit 65% of Total Loan Portfolio Portfolio Concentration Limit 550% of Total Regulatory Capital Total CRE Investment Portfolio = $10.74 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS Multi-family Composition (NY and Rent Stabilized sectors) 8 OTHER NY BOROUGHS 63% OTHER NY 25% MANHATTAN 12% Total NY Multi-family Loans = $408.2 Million Total multi-family loan portfolio: $3.34 Billion • Of the total, 88 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $226.6 million, with an average loan size of $2.6 million. Rent stabilized loan portfolio: <0.80% of total loan portfolio • All performing • Largest loan: $41.8 million with 67% LTV and 1.26x DSCR Multi-family balances by origination Year: • NY 2024 loans: $14.5 MM • NY 2023 loans: $77.7 MM • NY 2022 loans: $125.9 MM • NY 2021 loans: $28.5 MM • NY 2020 and prior loans: $161.6 MM • All Multi-family 2024 loans: $126.8 MM • All Multi-family 2023 loans: $418.8 MM • All Multi-family 2022 loans: $581.3 MM • All Multi-family 2021 loans: $503.3 MM • All Multi-family 2020 and prior loans: $1.71 B *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS CRE Office Composition 9 • Medical Office: approx. 36% of total office portfolio. Maturity or Reprice by Year 2024 $153.6 M 2025 90.4 M 2026 155.2 M 2027 172.5 M 2028 157.9 M 2029 & BEYOND 191.5 M Total $921.1 M OFFICE - OUT OF MARKET 4% PENNSYLVANIA 11% OTHER NY 8% OTHER NY BOROUGHS 4% MANHATTAN 1% NEW JERSEY 72% No significant central business district exposure Total CRE Office Portfolio = $921.1 million* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – September 30, 2024 10 Real Estate and Rental and Leasing 22% Health Care and Social Assistance 18% Construction 7% Manufacturing 10% Finance and Insurance 5% Wholesale Trade 6% Retail Trade 5% 13 Diversified Sectors 27% 1. Other Services (except Public Administration) 2. Educational Services 3. Professional, Scientific, and Technical Services 4. Arts, Entertainment, and Recreation 5. Administrative and Support and Waste Management and Remediation Services 6. Accommodation and Food Services 7. Transportation and Warehousing 8. Management of Companies and Enterprises 9. Agriculture, Forestry, Fishing and Hunting 10. Information 11. Public Administration 12. Utilities 13. Mining, Quarrying, and Oil and Gas Extraction *Excludes Purchase Accounting Adjustments

Strong Credit Metrics 11 1.01% 0.99% 0.98% 1.00% 1.02%Total allowance to total loans 0.37% 0.46% 0.44% 0.36% 0.47% Total non-performing loans to total loans 0.40% 0.43% 0.42% 0.33% 0.41%Total non-performing assets as a percentage of total assets 0.21% 0.03% 0.04% 0.04% 0.14%Net charge-off ratio Q3 23 Q2 24 Q3 24Q4 23 Q1 24

NYSE: PFS Agency Notes - Fixed 3.34% U.S. Treasury Notes 10.94% Corporate Notes 4.17% Agency MBS - Fixed 40.11% Agency MBS - ARMs 0.29% Agency CMO 17.83% Corporate CMO - Fixed 0.03% Non Agency CMBS 1.19% Municipal Bonds 15.13% Student Loan Pools 1.46% Agency CMBS 5.51% Investment Portfolio 12 Total Investment Portfolio = $3.06 Billion • At June 30, 2024, the portfolio had a modified duration of 4.3 years and weighted average life of 5.3 years • At September 30, 2024, the portfolio had a modified duration of 4.2 years and weighted average life of 5.0 years • At September 30, 2024, the allowance for credit losses on held to maturity securities totaled $15,000

NYSE: PFS Net Interest Margin Analysis 13 2.67% 2.79% 2.87% 3.40% 3.69% 5.37% 5.50% 5.51% 6.05% 6.21% 4.89% 5.04% 5.06% 5.67% 5.84% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Asset Yields Securities Net Loans Total interest-earning assets 2.22% 2.47% 2.60% 2.84% 2.96% 3.74% 3.71% 3.60% 3.83% 3.73% 2.50% 2.71% 2.80% 3.09% 3.19% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 2.96 2.92 2.87 3.21 3.31 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Net Interest Margin 2.78% 3.16% 3.31% 3.31% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% Core Margin +Loans +Securities +Liabilities Core Margin Plus Accretion of Purchase Accounting Adjustments

NYSE: PFS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Emphasis on Fee Income Non-Interest Income $ in thousands 14 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Fees $ 6,132 $ 6,102 $ 5,912 $ 8,699 $ 9,816 Wealth management income 6,992 6,843 7,488 7,769 7,620 Insurance agency income 3,224 2,759 4,793 4,488 3,631 Bank-owned life insurance 1,820 1,644 1,817 3,323 4,308 Other income 1,139 1,627 798 969 1,478 Total non-interest income, excluding gains on securities transactions $ 19,307 $ 18,975 $ 20,808 $ 25,248 $ 26,853

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 87% Trust & Estate 8% Tax 2% Private Banking 3% Focus on Wealth Management Business 15 $4.2 Billion AUM For 1,032 family relationships 2024 YTD Revenue Advisory $ 20,579,896 Trust & Estate $ 1,784,236 Tax $ 518,585 Interest Income $ 810,853 * Total $ 23,693,570

NYSE: PFS AVERAGE CLIENT SIZE $4,000,000 As of September 30, 2024, based on AUM of $4.2B for 1,032 family relationships AVERAGE FEE 73 bps EBITDA & NET INCOME EBITDA (YTD September 30, 2024) $ 11,155,389 Net Income (YTD September 30, 2024) $ 7,908,809 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 115 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,953 $1,446 $874 $2,334 $1,730 $1,030 Q1 2023 Q2 2023 Q3 2023 Q1 2024 Q2 2024 Q3 2024 Insurance Services Net Income Before Tax ($ in thousands)

NYSE: PFS 1.48% 1.25% 1.28% 1.47% 1.48% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Core PTPP ROAA (Annualized Core PTPP earnings/average assets) CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Strong Core Performance 18 15.09% 14.87% 14.54% 19.21% 19.77% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Core PTPP ROATE (Annualized Core net income/average tangible stockholders' equity) CORE PTPP ROATE(1) 10.90% 10.72% 10.62% 13.26% 13.48% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Core PTPP ROAE (Annualized Core net income/average stockholders' equity) CORE PTPP ROAE (1)

NYSE: PFS Performance Ratios – Bank Capital 19 9 .8 4 9 .8 4 9 .9 1 9 .3 6 9 .7 01 1 .1 3 1 1 .1 2 1 1 .5 0 1 0 .8 1 1 1 .5 1 1 1 .1 3 1 1 .1 2 1 1 .5 0 1 0 .8 1 1 1 .5 1 1 1 .9 8 1 1 .9 5 1 2 .3 6 1 1 .7 2 1 2 .4 6 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 20 484.8% 485.9% 472.1% 468.4% 466.2% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 09/30/23 12/31/23 03/31/24 6/30/2024 9/30/2024

NYSE: PFS 2024 & 2025 Guidance 21 Loans • 2024 rest of the year: 3% annualized growth; 2025: 5% growth Deposits • 2024 rest of the year: low single digit annualized growth; 2025: 3% growth Borrowings • 2024 and 2025: Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2024 rest of the year : in the 3.30 to 3.35% range; 2025 3:35% to 3.40% range Asset Quality • Current strong asset quality metrics, provision driven by growth and economic forecast Non-interest Income • 2024 rest of the year: $25+ million quarterly; 2025: $26+ million quarterly Non-interest Expense • 2024 rest of the year: Approximately $110 million for 4Q2024; 2025: expense run rate target ~1.80% and efficiency ratio 52.0% ROAA and ROATCE • 2025: ~1.15% ROAA and ~16.0% ROATCE

APPENDIX

NYSE: PFS As of 9/30/24 ($ in thousands) CRE Investment Portfolio by Property Type* 23 PROPERTY TYPE COUNT $ OUTSTANDING % OUTSTANDING WARR Multi-Family 1,066 3,338,031 31.08% 3.47 Retail 891 2,532,128 23.58% 3.37 Industrial 561 2,021,424 18.82% 3.47 Office 476 921,100 8.58% 3.71 Mixed 730 880,001 8.19% 3.71 Special Use Property 201 529,036 4.93% 3.48 Residential 935 323,748 3.01% 3.82 Hotel 30 126,276 1.18% 4.23 Land 26 67,888 0.63% 4.09 TOTAL PORTFOLIO 4,916 10,739,632 100.00% 3.51 *Excludes Purchase Accounting and Construction Loans

NYSE: PFS C & I – (Includes owner occupied)* Loans by NAICS Sector – 9/30/24 24*Excludes Purchase Accounting Adjustments NAIC Industry Code Loans Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 1,483 1,355,892,315 1,061,833,941 Health Care and Social Assistance 745 994,655,996 858,467,893 Construction 1,284 706,969,131 318,174,830 Manufacturing 521 646,284,113 458,989,377 Finance and Insurance 207 505,370,851 239,039,853 Other Services (except Public Administration) 830 493,399,447 370,827,347 Wholesale Trade 419 440,066,890 291,728,878 Retail Trade 475 298,654,601 241,661,121 Educational Services 228 256,428,269 189,791,905 Professional, Scientific, and Technical Services 531 225,498,456 93,704,660 Arts, Entertainment, and Recreation 184 198,526,335 162,064,592 Transportation and Warehousing 724 167,933,411 137,106,737 Accommodation and Food Services 263 158,069,115 137,084,133 Administrative and Support and Waste Management and Remediation Services 577 144,215,734 106,661,467 Public Administration 194 101,143,277 12,240,574 Management of Companies and Enterprises 120 64,040,958 51,239,660 Information 37 35,952,409 21,951,438 Agriculture, Forestry, Fishing and Hunting 128 20,033,576 16,083,207 Utilities 22 11,396,824 8,231,824 Mining, Quarrying, and Oil and Gas Extraction 34 7,552,750 6,146,723 Grand Total 9,006 6,832,084,459 4,783,030,160

NYSE: PFS Construction Loans by NAICS Sector – 9/30/24 25 NAIC Industry Code Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 98 1,047,588,933 663,396,787 Construction 50 186,897,922 105,646,125 Health Care and Social Assistance 5 92,323,743 61,621,378 Accommodation and Food Services 3 24,416,332 15,477,019 Educational Services 3 13,559,600 869,506 Arts, Entertainment, and Recreation 2 13,455,000 12,596,443 Transportation and Warehousing 1 6,487,006 6,487,006 Other Services (except Public Administration) 3 6,304,800 4,192,802 Manufacturing 2 5,255,249 5,255,249 Retail Trade 1 1,840,000 1,662,012 Professional, Scientific, and Technical Services 1 585,000 - Grand Total 169 1,398,713,584 877,204,327 *Excludes Purchase Accounting Adjustments

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 26 September 30, June 30, September 30, 2024 2024 2023 Net Income 46,405$ (11,485)$ 28,547$ Merger-related transaction costs 15,567 18,915 2,289 Less: income tax expense (4,306) (4,625) (486) Annualized adjusted net income 57,666$ 2,805$ 30,350$ Less: Amortization of Intangibles (net of tax) 8,551$ 4,532$ 503$ Annualized adjusted net income for annualized adjusted return on average tangible equity 66,217$ 7,337$ 30,853$ Annualized Adjusted Return on Average Assets 0.95% 0.06% 0.86% Annualized Adjusted Return on Average Equity 8.62% 0.53% 7.30% Annualized Adjusted Return on Average Tangible Equity 14.53% 2.01% 10.24% Three Months Ended

Reconciliation of GAAP to Non-GAAP Financial Measures

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Core PTPP earnings:					
Net Income	$ 28,547	$ 27,312	$ 32,082	$ (11,485)	$ 46,405
Add: provision for credit losses	12,541	(863)	(320)	69,705	9,299
Add: income tax expense	8,843	12,456	10,888	(9,833)	18,850
Add: merger related charges	2,289	2,477	2,202	18,915	15,567
Add: Loss on Bond Sale	-	-	-	2,839	-
Add: Contingent litigation reserves	-	3,000	-	-	-
Core PTPP earnings	$ 52,220	$ 44,382	$ 44,852	$ 70,141	$ 90,121
Avg Diluted Shares outstanding	$ 74,914,205	$ 75,041,545	$ 75,275,660	$ 102,957,521	$ 130,004,870
Core PTPP Earnings per Share	**$ 0.70**	**$ 0.59**	**$ 0.60**	**$ 0.68**	**$ 0.69**
Annualized Core PTPP earnings	$ 207,177	$ 176,081	$ 180,394	$ 282,106	$ 358,525
Average assets	$ 13,976,610	$ 14,114,626	$ 14,093,767	$ 19,197,041	$ 24,248,038
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.48%**	**1.25%**	**1.28%**	**1.47%**	**1.48%**
Core PTPP ROAE (Annualized Core PTPP earnings/average equity)	**12.52%**	**10.72%**	**10.62%**	**13.26%**	**13.48%**
Core PTPP ROATE (Annualized Core PTPP earnings/average tangible equity)	**17.33%**	**14.87%**	**14.54%**	**19.21%**	**19.77%**
ROATE:					
Net income (loss)	$ 28,547	$ 27,312	$ 32,082	$ (11,485)	$ 46,405
Less: amortization of intangibles, net of tax	$ 503	$ 504	$ 493	$ 4,532	$ 8,551
Total adjusted net income (loss)	$ 29,050	$ 27,816	$ 32,575	$ (6,953)	$ 54,956
Average stockholders' equity	$ 1,654,920	$ 1,642,854	$ 1,698,170	$ 2,127,469	$ 2,660,470
Less: average intangible assets	459,133	458,410	457,695	658,839	847,143
Average tangible stockholders' equity	$ 1,195,787	$ 1,184,444	$ 1,240,475	$ 1,468,630	$ 1,813,327
ROATE (Annualized net income/average tangible stockholders' equity)	**9.64%**	**9.32%**	**10.56%**	**-1.90%**	**12.06%**
Tangible book value per share:					
Stockholders' equity	$ 1,622,970	$ 1,690,596	$ 1,695,162	$ 2,555,646	$ 2,621,058
Less: intangible assets	458,663	457,942	457,239	851,507	839,223
Tangible stockholders' equity	$ 1,164,307	$ 1,232,654	$ 1,237,923	$ 1,704,139	$ 1,781,835
Shares outstanding	75,531,884	75,537,186	75,928,193	130,380,393	130,448,599
Tangible book value per share (Tangible stockholders' equity/shares outstanding	**$ 15.41**	**$ 16.32**	**$ 16.30**	**$ 13.07**	**$ 13.66**

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc. 27

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 28 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended September 30, 2024 Reported non-interest expense 136,002$ Adjustments to non-interest expense: Contingent litigation reserves - Merger-related transaction costs and COVID-19 expenses 15,567 Adjusted non-interest expense 120,435$ Annualized adjusted non-interest expense 479,122$ Average assets 24,248,038 Annualized adjusted non-interest expense/average assets 1.98% Efficiency Ratio Calculation Three Months Ended September 30, 2024 Net Interest income 183,701$ Non-interest income 26,855 Adjustment to non-interest income Net loss on securities transactions (2) Adjusted non-interest income 26,853$ Total income 210,554$ Adjusted non-interest expense 120,435$ Efficiency ratio (adjusted non-interest expense/income) 57.20%

Q3 2024 RESULTS PRESENTATION